UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street Suite 1702 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

+1 424-253-0908

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Postponement of Special Meeting of Shareholders

On November 1, 2024, Finnovate Acquisition Corporation (“Finnovate” or the “Company”) issued a press release (the “Press Release”) announcing that the extraordinary general meeting of shareholders called by the Company (the “Special Meeting”), which was originally scheduled for 10:00 a.m. Eastern time on Friday, November 1, 2024, is being postponed to 10:00 a.m. Eastern time on Wednesday, November 6, 2024. At the Special Meeting, shareholders will be asked to consider and approve an extension of consider and approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from November 8, 2024 to May 8, 2025, or such earlier date as determined by the Company’s board of directors (the “Extension”),

As a result of this change, the Special Meeting will now be held at 10:00 a.m., Eastern time, on November 6, 2024, via a live webcast at https://www.cstproxy.com/finnovateacquisition/egm2024. Also as a result of this change, the deadline for holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering (such shares, the “Public Shares”) to submit their shares for redemption in connection with the Extension, is being extended to 5:00 p.m., Eastern time, on Monday, November 4, 2024. Any shareholder who has previously tendered its shares for redemption and now decides that it does not want to redeem its shares, may withdraw the tender any time until the Special Meeting and, thereafter, with the Company’s consent. If you delivered your shares for redemption to the transfer agent and decide prior to the vote at the Special Meeting (now scheduled for 10:00 a.m. Eastern time on November 6, 2024) not to redeem your Public Shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

e-mail: spacredemptions@continentalstock.com

The Company plans to continue to solicit proxies from shareholders during the period prior to the Special Meeting. Only the holders of the Company’s common stock as of the close of business on October 2, 2024, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Additional Cash Contribution to Trust Account

The Company also announced in the Press Release that Finnovate Sponsor, L.P. (the “Sponsor”) or its designees have agreed to revise the contribution they had previously intended to make, if the Extension Proposal is approved and implemented.

The Sponsor had previously agreed to contribute $37,500 (such amount, the “Monthly Amount”) for each calendar month (commencing on November 8, 2024 and ending on the 8th day of each subsequent month) until May 8, 2025 (each, an “Extension Period”), or portion thereof, that the Company needs to complete an initial business combination.

As revised, the Sponsor and its designees have now agreed to contribute an amount (the “Revised Monthly Amount”) equal to $0.05 per Public Share that is not redeemed, for each Extension Period (the “Contribution”). Accordingly, the redemption amount per share at the Special Meeting for the initial business combination or the Company’s liquidation will depend on how much time will be needed to complete an initial business combination, but not the number of Public Shares that remain outstanding after redemptions in connection with the Special Meeting. For example, if the Company takes until May 8, 2025, to complete its initial business combination, which would represent six calendar months, the Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $11.91 per unredeemed share, in comparison to the current redemption amount of approximately $11.61 per share.

Each Contribution will be deposited in the Company’s trust account within seven days from the beginning of each Extension Period (or portion thereof), and any Contribution is conditioned upon the implementation of the Extension. No Contribution will occur if the Extension is not approved or is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of its initial business combination. The Company will have the sole discretion whether to continue extending for additional calendar months until May 8, 2025. If the Company opts not to utilize any remaining portion of the Extension Period, then the Company will liquidate and dissolve promptly in accordance with its amended and restated memorandum and articles of association, as amended (the “Articles”), and its Sponsor’s obligation to make additional contributions will terminate. The Company will announce each Contribution, on a monthly basis, in a Current Report on Form 8-K, as each Contribution is deposited. All funds in the Company’s trust account, including those funds deposited in connection with the Contribution, will be held in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Company’s initial business combination or liquidation.

Listing Status

As previously disclosed in the Proxy Statement (as defined below) for the Special Meeting, the Company received written notice from Nasdaq indicating that the Nasdaq Hearings Panel had granted the Company’s request for continued listing on Nasdaq, subject to the Company completing a business combination with an operating entity and evidencing compliance with the criteria for initial listing on Nasdaq, by November 4, 2024. The Company does not expect that will be able to consummate its initial business combination prior by November 4, 2024. If Nasdaq completes the delisting of the Company’s securities from its exchange and the Company is not able to list its securities on another national securities exchange, the Company intends to maintain the ability for its securities to be quoted on the OTC Markets until the consummation of the Company’s initial business combination or earlier liquidation. For more information, see the risk factors in the Proxy Statement entitled “We have received several notices from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with two Nasdaq Listing Rules. If we cannot regain compliance, our securities will be subject to delisting, and the liquidity and the trading price of our securities could be adversely affected” and “Even if the Articles Extension Proposal is approved by our shareholders, our securities will be suspended from trading on Nasdaq and delisted if we do not consummate our initial business combination by November 3, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial business combination.”

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s definitive proxy statement filed with the SEC on October 15, 2024 (as may be amended, the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Attn: Karen Smith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated November 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2024	Finnovate Acquisition Corp.

	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer